UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 5, 2006



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-29227                    06-1566067
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The disclosure set forth in Item 7.01 of this report concerning the unaudited data and other information of Mediacom Communications Corporation (the "Company") for the three months ended March 31, 2006 (including the paragraph stating that the information is preliminary in nature) is incorporated herein by reference.


Item 7.01. Regulation FD Disclosure.

Mediacom Communications Corporation Announces Selected Preliminary Unaudited First Quarter 2006 Results

     The Company is providing the following unaudited and other information for the first quarter of 2006 because such information is being given to potential investors with respect to proposed refinancings of certain existing senior secured term loan facilities for the operating subsidiaries of Mediacom LLC and Mediacom Broadband LLC.

     Since the first quarter of 2006 has only recently ended, the unaudited data and other information that follows is preliminary in nature and is based only upon what is available to the Company as of the date of this Form 8-K. Accordingly, this information is subject in all respects to the completion of disclosure controls and procedures required to finalize the Company's financial statements and other information for the reporting period, which will be included in the Company's Form 10-Q for the three months ended March 31, 2006. Furthermore, reference is made to operating income before depreciation and amortization (excluding non-cash stock compensation charges) (hereinafter referred to as Adjusted OIBDA), which is not a financial measure calculated in accordance with generally accepted accounting principles (GAAP). Adjusted OIBDA should not be regarded as an alternative to operating income, net income or net loss as an indicator of operating performance, nor should it be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. However, the Company cannot at this time, given the preliminary nature of this information, provide a reconciliation of Adjusted OIBDA to operating income, which the Company believes is its most directly comparable GAAP financial measure. Investors should therefore exercise caution in relying on the unaudited data and other information contained herein and should not draw any inferences from this information regarding financial or operating data that is not discussed herein. There can be no assurance that the actual amounts ultimately filed in the Company's Form 10-Q for the three months ended March 31, 2006, will not be materially different than the amounts disclosed in this Form 8-K.

     Revenues for the three months ended March 31, 2006, are expected to be approximately $289.3 million, representing an 8.7% increase over the prior year period. Adjusted OIBDA is expected to grow about 8.5% over the first quarter of 2005.


     The following table reflects selected subscriber and customer statistics for the periods presented:


                                                   March 31,          December 31,         March 31,
                                               ------------------  ------------------  ------------------
                                                      2006                2005                2005

Basic subscribers                                   1,422,000           1,423,000           1,461,000
Digital customers                                     497,000             494,000             430,000
Data customers                                        504,000             478,000             407,000
Phone customers                                        46,000              22,000                   -
                                               ------------------  ------------------  ------------------
Total Revenue Generating Units (RGU)                2,469,000           2,417,000           2,298,000
                                               ==================  ==================  ==================

Average total monthly revenue per                      $67.80              $65.52              $60.81
   basic subscriber
Average monthly revenue per RGU                        $39.48              $39.11              $39.28



     Terms and definitions relating to the above information can be found in the Company's annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

Forward Looking Statements

     Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify those forward-looking statements by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those the Company anticipates. Factors that could cause actual results to differ from those contained in the forward-looking statements include, but are not limited to: competition in the Company's video, high-speed Internet access and phone businesses; the Company's ability to achieve anticipated customer and revenue growth and to successfully introduce new products and services; increasing programming costs; changes in laws and regulations; the Company's ability to generate sufficient cash flow to meet its debt service obligations and to access capital to maintain financial flexibility; and the other risks and uncertainties described in the Company's annual report on Form 10-K for the year ended December 31, 2005 and the other reports and documents the Company files from time to time with the Securities and Exchange Commission. Statements included in this press release are based upon information known to the Company as of the date of this press release, and the Company assumes no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006


                                      Mediacom Communications Corporation



                                      By: /s/ Mark E. Stephan
                                          -------------------------------
                                           Mark E. Stephan
                                           Executive Vice President and
                                           Chief Financial Officer